UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014 (November 11, 2014)

COMPASS DIVERSIFIED HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	0-51937	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	0-51938	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sixty One Wilton Road

Second Floor

Westport, CT 06880

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Definite Material Agreement

On November 11, 2014, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company” and together with the Trust, “CODI”) announced that the Trust priced an underwritten public offering of 6,000,000 trust shares (the “Trust Shares”) at a price of $17.50 per share (the “Offering”). In connection with the Offering, the Trust, the Company and Compass Group Management LLC entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley and Co. LLC and Jefferies LLC, as managers of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which CODI agreed to sell and the Underwriters agreed severally to purchase, subject to and upon terms and conditions set forth therein, the Trust Shares. The Offering is expected to close on November 14, 2014. As part of the Offering, CODI granted the Underwriters a 30-day option to purchase up to an additional 900,000 shares of the Trust.

Pursuant to the Underwriting Agreement, the executive officers and directors of the Company entered into agreements in substantially the form included in the Underwriting Agreement providing for a 45-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

The Trust Shares were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-178071), as thereby amended from time to time (as amended, the “Registration Statement”). The offer and sale of the Trust Shares are described in CODI’s prospectus dated December 14, 2011, constituting a part of the Registration Statement, as supplemented by a prospectus supplement dated November 11, 2014.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated into this report by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated November 11, 2014, between the Company, the Trust and Compass Group Management LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley and Co. LLC and Jefferies LLC, as managers of the several underwriters listed therein.

5.1	Legality Opinion of Richards, Layton & Finger, P.A. as to the Trust.

5.2	Legality Opinion of Richards, Layton & Finger P.A. as to the Company.

8.1	Opinion of Squire Patton Boggs (US) LLP regarding certain tax matters.

23.1	Consent of Richards, Layton & Finger, P.A (contained in Exhibits 5.1 and 5.2 hereto).

23.2	Consent of Squire Patton Boggs (US) LLP (contained in Exhibit 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2014	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham
Ryan J. Faulkingham
Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2014	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham
Ryan J. Faulkingham
Chief Financial Officer

3